UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2012
BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-122770 (Commission File Number)	20-1478587 (IRS Employer Identification No.)
1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 2, 2012, we issued an earnings release announcing our second quarter 2012 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is furnished, includes certain statistical information relative to our quarterly performance.
We have reconciled the non-GAAP financial measures to our reported financial performance in the financial notes that accompany our earnings release.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2012, John T. Sahlberg, age 59, was elected to the position of Senior Vice President, Human Resources and General Counsel. Mr. Sahlberg’s salary was increased to $320,000 and his target bonus under our long-term and short-term incentive plans was increased to 50% and 55%, respectively, of his base salary, with the short-term incentive prorated for 2012 from the effective date of his election to the position of Senior Vice President, Human Resources and General Counsel. In addition, the company and Mr. Sahlberg entered into a new severance agreement dated August 1, 2012. The new severance agreement increases the amount of the lump sum severance payment to be received by Mr. Sahlberg in the event of a Qualifying Termination (as defined) to two times the sum of his annual base salary and target annual incentive payment and increases the post-termination health and welfare benefits to be provided under the amended agreement from a 12-month period to an 18-month period.
Previous to his election as Senior Vice President, Human Resources and General Counsel, Mr. Sahlberg served as our Vice President, Human Resources and General Counsel since January 2011. Prior to that, he served as our Vice President, Human Resources from February 2008 to January 2011, following the divestiture of our paper and packaging businesses. Prior to that, he served as Director of Human Resources from February 2006 to February 2008. From October 2004 through January 2006, he was the Director of Labor Relations. Mr. Sahlberg received a bachelor's degree in economics from Harvard College and a J.D. from Georgetown University. He is a member of the Idaho State Bar.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 10.1	Severance Agreement effective August 1, 2012, between Boise Cascade, L.L.C., and John Sahlberg

Exhibit 99.1	Boise Cascade Holdings, L.L.C., Earnings Release dated August 2, 2012.

Exhibit 99.2	Boise Cascade Holdings, L.L.C., Quarterly Statistical Information for second quarter 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

	By	/s/ John T. Sahlberg
John T. Sahlberg Senior Vice President, Human Resources and General Counsel
Date: August 2, 2012